[logo] MFS(SM)
INVESTMENT MANAGEMENT


MFS(R) Multimarket Income Trust


Semiannual Report
April 30, 1998


[graphic of 2 silhouettes]

                                  In Memoriam


                                A. Keith Brodkin
                                  1935 - 1998
                      Chairman and Chief Executive Officer
                          MFS Investment Management(SM)


[photo of A. Keith Brodkin]



On February 2, 1998, Keith Brodkin, a friend and leader to everyone at MFS, died unexpectedly at age 62. His thoughtful letters to shareholders on the markets and economy have been an integral part of MFS shareholder reports like this one for many years.

Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $80 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children. His leadership, friendship, and wise counsel will be sorely missed.

Dear Shareholders:

For the six months ended April 30, 1998, the Trust had a total return of 3.08%, based on its beginning and ending stock market prices and assuming the reinvestment of all distributions paid during the period. The Trust's total return based on its net asset value (NAV) was 5.85% for the same period.

The Trust's performance was negatively impacted in the fourth quarter of 1997 by the Asian turmoil as yields rose in relation to U.S. Treasuries, even though the Trust had fewer than 1% of its assets invested in Asia. However, a flight to quality during the same quarter benefited our U.S. government position and helped offset some of the Asian effect. In the first quarter of 1998, the Trust's performance was helped by its holdings in Treasury securities with a long duration, or sensitivity to changes in interest rates, by the fact that it held mostly U.S. dollars, not local currencies, and, later, by the comeback of emerging markets. As investors began to feel that problems in Asia were temporary, confidence began to rebuild in some emerging markets.

Corporate Bond Sector

The Trust's heaviest weighting, at over 40% of assets, remains high-yield corporate bonds. This segment of the market has continued to show very good price and yield performance, benefiting from a strong U.S. economy, a strong stock market that has cushioned these companies, and a worldwide shortage of investments with good yields. The Trust also has approximately 12% of assets in high-grade corporate bonds, in this case utilities, which continue to perform fairly well.

U.S. Government Sector

The allocation to U.S. government securities has remained at about 19% of assets because we felt falling interest rates in the United States resulting from the Asian crisis, El Nino, and increasing inventories in U.S. businesses would lead to capital appreciation. Continuing gains in productivity and the strong U.S. economy are also tempering inflation risk.


Emerging Market Sector

Among emerging markets, we believe the best outlook is in Mexico, where the economy is performing well and the government is sticking to its reform programs. In Russia, political turmoil is obscuring what we believe to be strong economic potential, making Russian bonds cheap relative to anticipated growth. We also like the Philippines and Panama, two countries that we do not believe will be hurt by the second leg of the Asian crisis. The Trust is currently at its maximum exposure to emerging markets, at 25% of assets.


Crossover Bonds

Approximately 12% of the portfolio is invested in crossover bonds that have a high "BB" rating and that we believe have the potential to move up to investment-grade status. The Trust's holdings in these bonds are all in the electric utility sector and include Texas & New Mexico Power and Cleveland Electric. The fundamentals and the strong economy are good for this industry, and these companies provide good yield.


Going forward, we view the longer-term outlook for fixed-income markets as very positive because baby boomers are aging and people in countries such as the United States, Germany, and Japan are looking for fixed-income investments. At the same time, the U.S. government is producing surpluses instead of deficits, so the supply of Treasury bonds is going down, while inflation is being contained around the world. In the near term, there is more risk because economic growth could result in higher interest rates. In the long run, however, we believe that even this will be positive for fixed-income markets because it will help preempt a pickup in inflation.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management

/s/ James T. Swanson

James T. Swanson
Portfolio Manager

May 14, 1998

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.



[boxed text]

Performance Summary
(For the six months ended April 30, 1998)


  Net Asset Value Per Share
  October 31, 1997                 $7.79
  April 30, 1998                   $7.93
  New York Stock Exchange Price
  October 31, 1997                 $7.125
  February 6, 1998 (high)*         $7.438
  April 28, 1998 (low)*            $7.000
  April 30, 1998                   $7.063

*For the period November 1, 1997, through April 30, 1998.


Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.


Number of Shareholders

As of April 30, 1998, our records indicate that there are 16,066 registered shareholders and approximately 67,800 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

          State Street Bank and Trust Company
          P.O. Box 8200
          Boston, MA 02266-8200
          1-800-637-2304


New York Stock Exchange Symbol

The New York Stock Exchange symbol is MMT.


Investment Objective and Policies

The investment objective of MFS(R) Multimarket Income Trust is to provide a high level of current income through investments in fixed-income securities.

The Trust will attempt to achieve this objective by allocating portfolio assets among various categories of fixed-income securities. MFS will monitor the Trust's portfolio performance on an ongoing basis and will reallocate assets in response to actual and anticipated market and economic changes. In pursuing this objective, preservation of capital will be a consideration, although capital appreciation, if any, will be incidental.

The Trust may enter into options and futures transactions and forward foreign currency exchange contracts and purchase securities on a "when-issued" basis.

Dividend Reinvestment and Cash Purchase Plan

The Trust offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions or only the long-term capital gains paid by the Trust. Unless the shares are trading at a premium (exceeding net asset value), purchases are made at the market price. If shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares of the Trust. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions, if any. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.


To enroll in or withdraw from the Plan or to receive a brochure providing a complete description of the Plan, please contact the Plan agent at the address and telephone number located on the back cover of this report. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.



[boxed text]

           NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE

Portfolio of Investments -- April 30, 1998
Bonds -- 91.8%




                                 Principal Amount
Issuer                            (000 Omitted)               Value
U.S. Bonds -- 58.1%
Advertising -- 0.2%
Outdoor Systems, Inc.,
  8.875s, 2007 ....................   $1,525                $1,574,563
                                                            ----------
Aerospace -- 0.2%
Argo Tech Corp., 8.625s,
  2007 ............................   $  300                $  306,375
BE Aerospace, Inc., 8s,
  2008## ..........................    1,000                   987,500
K & F Industries, Inc., 9.25s,
  2007## ..........................      200                   208,000
                                                            ----------
                                                            $1,501,875
                                                            ----------
Automotive -- 1.3%
Exide Corp., 10s, 2005 ............   $2,750                $2,866,875
Hayes Wheels International,
  Inc., "B", 9.125s, 2007 .........    2,000                 2,100,000
Lear Corp., 9.5s, 2006 ............    1,725                 1,906,125
Titan Wheel International, Inc.,
  8.75s, 2007 .....................    2,650                 2,729,500
                                                            ----------
                                                            $9,602,500
                                                            ----------
Broadcasting -- 0.3%
American Radio Systems
  Corp., 9s, 2006 .................   $1,700                $1,819,000
                                                            ----------
Building -- 1.0%
AAF- McQuay, Inc., 8.875s,
  2003 ............................   $2,075                $2,049,062
American Standard, Inc.,
  7.375s, 2008 ....................    1,050                 1,018,500
Building Materials Corporation
  of America, "B", 8s, 2007 .......    1,100                 1,100,000
Nortek, Inc., 9.875s, 2004 ........    2,600                 2,665,000
Nortek, Inc., "B", 9.25s, 2007.....      775                   802,125
UDC Homes, Inc., 0s, 2000+ ........       29                    16,115
                                                            ----------
                                                            $7,650,802
                                                            ----------
Business Services -- 0.5%
Iron Mountain, Inc., 8.75s,
  2009 ............................   $1,600                $1,624,000
Iron Mountain, Inc., 10.125s,
  2006 ............................      150                   162,000
Pierce Leahy Corp., 11.125s,
  2006 ............................    2,000                 2,240,000
                                                            ----------
                                                            $4,026,000
                                                            ----------
Chemicals -- 0.9%
Harris Chemical North
  America, Inc., "B", 10.25s,
  2001 ............................   $  775                $  806,000
NL Industries, Inc., 11.75s,
  2003 ............................    2,105                 2,315,500

U.S. Bonds -- continued
Chemicals -- continued
UCAR Global Enterprises, Inc.,
  12s, 2005 .......................   $1,700                $1,819,000
UCC Investors Holdings, Inc.,
  12s, 2005 .......................      600                   594,000
UCC Investors Holdings, Inc.,
  10.5s, 2002 .....................    1,025                 1,148,000
                                                            ----------
                                                            $6,682,500
                                                            ----------
Computer Software Services -- 0.3%
Unisys Corp., 7.875s, 2008 ........   $2,250                $2,250,000
                                                            ----------
Consumer Goods and Services -- 0.7%
Kindercare Learning Centers,
  Inc., "B", 9.5s, 2009 ...........   $  350                $  359,625
Westpoint Stevens, Inc.,
  9.375s, 2005 ....................    4,525                 4,773,875
                                                            ----------
                                                            $5,133,500
                                                            ----------
Containers -- 0.8%
Gaylord Container Corp., "B",
  9.75s, 2007 .....................   $1,200                $1,215,000
Gaylord Container
  Corporation, 9.875s,
  2008## ..........................    1,200                 1,182,000
Silgan Holdings, Inc., 9s,
  2009 ............................    1,500                 1,567,500
Synthetic Industries, Inc., "B",
  9.25s, 2007 .....................    1,750                 1,820,000
                                                            ----------
                                                            $5,784,500
                                                            ----------
Defense Electronics -- 0.4%
Alliant Techsystem, Inc.,
  11.75s, 2003 ....................   $  900                $  981,000
United Defense Industries,
  Inc., 8.75s, 2007 ...............    1,550                 1,581,000
                                                            ----------
                                                            $2,562,000
                                                            ----------
Entertainment -- 0.4%
AMC Entertainment, Inc., 9.5s,
  2009 ............................   $2,400                $2,496,000
Cinemark USA, Inc., "B",
  9.625s, 2008 ....................      750                   781,875
                                                            ----------
                                                            $3,277,875
                                                            ----------
Financial Institutions -- 3.0%
Americo Life, Inc., 9.25s,
  2005 ............................   $2,650                $2,712,938
APP Global Finance VII
  Mauritius Ltd., 3.5s, 2003##         2,750                 2,753,437
Constellation Finance LLC,
  9.8s, 2001 ......................    1,750                 1,785,000

                                  Principal Amount
Issuer                             (000 Omitted)               Value
U.S. Bonds -- continued
Financial Institutions -- continued
Leucadia Capital Trust, 8.65s,
  2027 ............................   $1,500                $ 1,607,610
Leucadia National Corp.,
  7.75s, 2013 .....................    9,585                  9,927,184
Leucadia National Corp.,
  8.25s, 2005 .....................    2,000                  2,163,300
Merrill Lynch Mortgage
  Investors, Inc., 8.160s,
  2022##+ .........................    1,200                  1,145,438
                                                            -----------
                                                            $22,094,907
                                                            -----------
Food and Beverage Products -- 0.9%
Borden, Inc., 9.2s, 2021 ..........   $2,500                $ 2,741,550
Borden, Inc., 9.25s, 2019 .........      750                    781,710
Coca-Cola Bottling Group,
  Inc., 9s, 2003 ..................    1,000                  1,052,500
Specialty Foods Corp.,
  10.25s, 2001 ....................    1,350                  1,323,000
Texas Bottling Group, Inc., 9s,
  2003 ............................    1,000                  1,052,500
                                                            -----------
                                                            $ 6,951,260
                                                            -----------
Forest and Paper Products -- 0.9%
Calmar, Inc., "B", 11.5s, 2005.....   $1,000                $ 1,075,000
U.S. Timberlands, 9.625s,
  2007 ............................    1,700                  1,751,000
Waterford 3 Funding Corp.,
  8.09s, 2017 .....................    3,500                  3,643,325
                                                            -----------
                                                            $ 6,469,325
                                                            -----------
Industrial -- 0.5%
AGCO Corp., 8.5s, 2006 ............   $2,625                $ 2,703,750
Wheeling Pittsburgh Corp.,
  9.25s, 2007## ...................    1,000                  1,015,000
                                                            -----------
                                                            $ 3,718,750
                                                            -----------
Information, Paging, and Technology -- 1.5%
Globalstar Telecommunications
  LP, 11.375s, 2004 ## ............   $1,500                $ 1,541,250
ICG Holdings, Inc., 0s to
  2001, 12.5s, 2006 ...............    3,500                  2,800,000
Orion Network Systems, Inc.,
  11.25s, 2007 ....................    1,625                  1,868,750
Orion Network Systems, Inc.,
  0s to 2002, 12.5s, 2007 .........      700                    547,750

U.S. Bonds -- continued
Information, Paging, and Technology -- continued
Paging Network, Inc., 8.875s,
  2006 ............................   $4,100                $ 3,997,500
                                                            -----------
                                                            $10,755,250
                                                            -----------
Insurance -- 0.3%
Residential Reinsurance Ltd.
  "A", 8.41s, 1998## ..............   $2,000                $ 2,020,000
                                                            -----------
Medical and Health Products -- 0.2%
Polymer Group, Inc., "B", 9s,
  2007 ............................   $1,645                $ 1,698,463
                                                            -----------
Medical and Health Technology and Services -- 0.2%
Beverly Enterprises, Inc., 9s,
  2006 ............................   $1,100                $ 1,141,250
Quorum Health Group, Inc.,
  8.75s, 2005 .....................      200                    208,000
Tenet Healthcare Corp.,
  8.625s, 2007 ....................      450                    465,750
                                                            -----------
                                                            $ 1,815,000
                                                            -----------
Metals and Minerals -- 0.9%
Commonwealth Aluminum
  Corp., 10.75s, 2006 .............   $1,000                $ 1,055,000
Haynes International, Inc.,
  11.625s, 2004 ...................    2,200                  2,469,500
Kaiser Aluminum & Chemical
  Corp., 9.875s, 2002 .............    2,640                  2,725,800
                                                            -----------
                                                            $ 6,250,300
                                                            -----------
Oil Services -- 1.9%
AmeriGas Partners, LP, "B",
  10.125s, 2007 ...................   $  600                $   639,000
Clark USA, Inc., "B", 10.875s,
  2005 ............................      995                  1,084,550
Falcon Holdings Group, Inc.,
  "B", 11s, 2003[dbldag] ..........    2,675                  2,861,786
Ferrell Gas LP, 10s, 2001 .........    1,400                  1,494,500
Noble Drilling Corp., 9.125s,
  2006 ............................      800                    883,832
Triton Energy Limited, 8.75s,
  2002 ............................    3,000                  3,123,090
Triton Energy Limited, 9.25s,
  2005 ............................    2,500                  2,701,125
Triton PCS, Inc. 0s to 2003,
  11s, 2008## .....................    2,450                  1,451,625
                                                            -----------
                                                            $14,239,508
                                                            -----------

                                 Principal Amount
Issuer                            (000 Omitted)               Value
U.S. Bonds -- continued
Printing and Publishing -- 0.2%
Day International Group, Inc.,
  "B", 11.125s, 2005 .............   $1,000                $ 1,090,000
Golden Books Publishing, Inc.,
  7.65s, 2002 ....................      705                    683,850
                                                           -----------
                                                           $ 1,773,850
                                                           -----------
Real Estate -- 1.0%
Dynex Capital, Inc., 7.875s,
  2002 ...........................   $3,000                $ 3,027,540
George Town Real Estate Ltd.,
  5.9s, 2007+ ....................    4,000                  4,120,000
                                                           -----------
                                                           $ 7,147,540
                                                           -----------
Restaurants and Lodging -- 0.3%
Red Roof Inns, Inc., 9.625s,
  2003 ...........................   $1,750                $ 1,815,625
                                                           -----------
Retail -- 0.8%
Cole National Group, Inc.,
  8.625s, 2007 ...................   $1,300                $ 1,313,000
Finlay Fine Jewelry Corp.,
  10.625s, 2003 ..................    2,760                  2,870,400
Revlon Consumer Products
  Corp., 8.125s, 2006## ..........      550                    550,000
Revlon Consumer Products
  Corp., 8.625s, 2008## ..........    1,400                  1,421,000
                                                           -----------
                                                           $ 6,154,400
                                                           -----------
Special Products and Services -- 1.7%
Blount, Inc., 9s, 2003 ...........   $1,250                $ 1,287,500
Buckeye Cellulose
  Corporation, 9.25s, 2008 .......    2,150                  2,257,500
Fairfield Manufacturing Corp.,
  11.375s, 2001 ..................    1,780                  1,855,650
IMO Industries, Inc., 11.75s,
  2006 ...........................    1,650                  1,885,125
Interlake Revolver Corp., 12s,
  2001 ...........................      750                    825,000
Interlake Revolver Corp.,
  12.125s, 2002 ..................    1,400                  1,442,000
Reeves Industries, Inc., 11s,
  2002 ...........................      700                    504,000
Thermadyne Industries
  Holdings Corp., 10.75s,
  2003 ...........................    2,250                  2,340,000
                                                           -----------
                                                           $12,396,775
                                                           -----------
Steel -- 1.0%
Alaska Steel Holdings Corp.,
  9.125s, 2006 ...................   $1,500                $ 1,582,500

U.S. Bonds -- continued
Steel -- continued
Alaska Steel Holdings Corp.,
  10.75s, 2004 ...................   $2,078                $ 2,220,862
Armco, Inc., 9s, 2007 ............      525                    543,375
Keystone Consolidated
  Industries, Inc., 9.625s,
  2007 ...........................      700                    715,750
WCI Steel, Inc., 10s, 2004 .......    2,000                  2,070,000
                                                           -----------
                                                           $ 7,132,487
                                                           -----------
Stores -- 0.2%
Pathmark Stores, Inc., 9.625s,
  2003 ...........................   $1,250                $ 1,262,500
                                                           -----------
Telecommunications -- 8.4%
Adelphia Communications
  Corp., "B", 9.875s, 2007 .......   $  575                $   618,125
Allbritton Communications
  Co., "B", 9.75s, 2007 ..........    1,005                  1,055,250
Chancellor Media Corp., "B",
  8.75s, 2007## ..................    1,000                  1,035,000
Charter Communication LP,
  11.25s, 2006 ...................    1,000                  1,102,500
Comcast Corp., 9.375s, 2005.......    2,740                  2,919,607
Continental Cablevision, Inc.,
  9.5s, 2013 .....................    5,000                  5,871,900
DTI Holdings, Inc., 0s to 2003,
  12.5s, 2008 ....................    3,825                  2,199,375
Echostar Communications
  Corp., 0s to 1999, 12.875s,
  2004 ...........................    1,750                  1,675,625
EchoStar Satellite
  Broadcasting Corp.,
  Principal Stripped, 0s to
  2000, 13.125s, 2004 ............      750                    682,500
Fox/Liberty Networks LLC,
  Inc., 8.875s, 2007 .............    1,450                  1,479,000
Granite Broadcasting Corp.,
  10.375s, 2005 ..................    2,220                  2,353,200
Intermedia Capital Partners IV,
  LP, 11.25s, 2006 ...............    1,300                  1,456,000
Intermedia Communications,
  Inc., "B", 0s to 2002,
  11.25s, 2007 ...................    2,875                  2,113,125
ITC Deltacom, Inc., 11s, 2007.....      195                    221,325
Jones Intercable, Inc., 8.875s,
  2007 ...........................    1,500                  1,575,000
Lenfest Communications, Inc.,
  10.5s, 2006 ....................      500                    566,250
Level 3 Commerce
  Incorporated, 9.125s,
  2008## .........................    1,050                  1,039,500

                                           Principal Amount
Issuer                                      (000 Omitted)                Value
U.S. Bonds -- continued
Telecommunications -- continued
Marcus Cable Operating Co.,
  0s to 1999, 13.5s, 2004 ...................   $ 4,250               $ 4,058,750
Mobile Telecommunication
  Technologies Corp., 13.5s,
  2002 ......................................     1,000                 1,172,500
NEXTEL Communications,
  Inc., 0s to 2002, 9.75s to
  2007 ......................................       300                   195,000
NEXTEL Communications,
  Inc., 0s to 1999, 9.75s,
  2004 ......................................     1,500                 1,443,750
NEXTEL Communications,
  Inc., 0s to 2003, 9.95s,
  2008 ......................................     1,450                   931,625
NEXTEL International, Inc., 0s
  to 2003, 12.125s, 2008## ..................     2,000                 1,200,000
Pagemart Wireless, Inc., 0s to
  2003, 11.25s, 2008## ......................     1,025                   635,500
Qwest Communications
  International, Inc., 0s to
  2003, 8.29s, 2008## .......................     3,575                 2,457,812
Qwest Communications
  International, Inc., 10.875s,
  2007 ......................................       750                   862,500
Sprint Spectrum LP, 0s to
  2001, 12.5s, 2006 .........................     3,000                 2,460,000
Sprint Spectrum LP, 11s, 2006................       300                   342,750
TCI Communications
  Financing III, 9.65s, 2027 ................     5,000                 5,910,500
Turner Broadcasting Systems,
  Inc., 8.375s, 2013 ........................     5,000                 5,620,350
Turner Broadcasting Systems,
  Inc., 8.4s, 2024 ..........................     3,000                 3,179,790
United International Holdings,
  Inc., 10.75s, 2008 ........................     1,200                   759,000
Western Wireless Corp.,
  10.5s, 2007 ...............................     1,500                 1,623,750
WorldCom, Inc., 8.875s, 2006.................       900                   980,973
                                                                      -----------
                                                                      $61,797,832
                                                                      -----------
Transportation -- 0.1%
Moran Transportation Co.,
  11.75s, 2004 ..............................   $   600               $   668,250
                                                                      -----------
Utilities -- Electric -- 8.5%
Beaver Valley Funding Corp.,
  9s, 2017 ..................................   $ 4,624               $ 5,232,426
BVPS II Funding Corp., 8.68s,
  2017 ......................................     1,000                 1,089,320

U.S. Bonds -- continued
Utilities -- Electric -- continued
Cleveland Electric Illuminating
  Co., 9s, 2023 .............................   $ 2,000               $ 2,176,580
Connecticut Light & Power
  Company, 5.75s, 2000 ......................     2,000                 1,953,180
El Paso Electric Co., "D", 8.9s,
  2006 ......................................     3,425                 3,801,305
El Paso Electric Co., "E", 9.4s,
  2011 ......................................     3,000                 3,375,600
First PV Funding Corp.,
  10.15s, 2016 ..............................     2,235                 2,334,234
First PV Funding Corp., 10.3s,
  2014 ......................................     1,713                 1,791,729
Midland Cogeneration Venture
  Corp., 10.33s, 2002 .......................     7,116                 7,674,562
Midland Funding Corp. I,
  10.33s, 2002 ..............................     2,912                 3,140,724
Niagara Mohawk Power Corp.,
  8.77s, 2018 ...............................     7,235                 7,845,923
Niagara Mohawk Power Corp.,
  9.75s, 2005 ...............................     4,000                 4,693,600
Northeast Utilities "B", 8.38s,
  2005 ......................................       109                   111,322
Texas & New Mexico Power
  Co., 10.75s, 2003 .........................     7,790                 8,395,049
Texas & New Mexico Power
  Co., 12.5s, 1999 ..........................     6,700                 6,959,625
Toledo Edison Company, 8.7s,
  2002 ......................................     2,192                 2,305,392
                                                                      -----------
                                                                      $62,880,571
                                                                      -----------
U.S. Federal Agencies -- 10.0%
Financing Corp., 9.4s, 2018 .................   $12,000               $16,228,080
FNMA TBA 6.5s, 2013 .........................     4,485                 4,500,384
GNMA 7s, 2023-2024 ..........................    15,993                16,213,875
GNMA 8s, 2023 ...............................        56                    59,153
GNMA 6.5s, 2028 .............................     2,962                 2,935,066
GNMA TBA 7s, 2002-2025 ......................     7,170                 7,290,092
GNMA TBA 7.5s, 2002-2027 ....................    12,020                12,369,696
GNMA TBA 8s, 2027 ...........................    13,747                14,262,332
                                                                      -----------
                                                                      $73,858,678
                                                                      -----------
U.S. Government Guaranteed -- 8.6%
U.S. Treasury Bonds, 6.125s,
  2027 ......................................   $ 7,250               $ 7,417,620
U.S. Treasury Bonds, 11.25s,
  2015 ......................................     6,950                10,846,309
U.S. Treasury Bonds, 12s,
  2005 ......................................    14,000                18,991,840

                                   Principal Amount
Issuer                               (000 Omitted)               Value
U.S. Bonds -- continued
U.S. Government Guaranteed -- continued
U.S. Treasury Notes, 5.75s,
  2000 ...............................   $10,200              $ 10,231,824
U.S. Treasury Notes, 8.5s,
  2000 ...............................    15,000                15,728,850
                                                              ------------
  Total U.S. Government Guaranteed ......................     $ 63,216,443
                                                              ------------
  Total U.S. Bonds ......................................     $427,982,829
                                                              ------------
Foreign Bonds -- 33.7%
Argentina -- 5.2%
Autopistas Del Sol SA "B",
  10.25s, 2009## .....................   $ 4,500              $  4,432,500
Compania De Infraes & Svcs
  SA, 11.625s, 2004## ................     1,500                 1,530,150
Hidroelectrica Alicura, 8.375s,
  1999 (Utilities -- Electric) ##.....     2,400                 2,388,000
Industrias Metalurgicas
  Pescarmona, 9.5s, 2002
  (Utilities -- Electric) ## .........       750                   717,660
Republic of Argentina, 8.726s,
  2005 ...............................     2,000                 2,015,000
Republic of Argentina, 6.625s,
  2005 ...............................     5,225                 4,793,938
Republic of Argentina, 9.75s,
  2027 ...............................    16,105                15,420,537
Republic of Argentina, 11.75s,
  2007## .............................     1,500                 1,507,500
Telecom Argentina, 12s, 2002
  (Telecommunications) ...............     5,000                 5,700,000
                                                              ------------
                                                              $ 38,505,285
                                                              ------------
Bermuda -- 0.1%
Flag Limited, 8.25s, 2008
  (Telecommunications) ## ............   $   700              $    712,250
                                                              ------------
Brazil -- 4.2%
Banco BMG SA, 9.625s, 2005
  (Commercial Bank) ## ...............   $ 2,000              $  1,900,000
Companhia Energetica de
  Minas, 9.125s, 2004
  (Utilities -- Electric) ## .........     3,500                 3,412,500
Espirito Santo Centrais
  Escelsa, 10s, 2007
  (Utilities -- Electric) ## .........     1,500                 1,432,500
Federal Republic of Brazil,
  10.125s, 2027 ......................     6,602                 6,429,027
Federal Republic of Brazil, 5s,
  2014 ...............................     4,931                 4,080,314
Federal Republic of Brazil,
  6.625s, 2006 .......................        39                    34,582

Foreign Bonds -- continued
Brazil -- continued
Federal Republic of Brazil,
  6.688s, 2009 .......................   $ 7,000              $  5,871,600
Federal Republic of Brazil,
  6.875s, 2001 .......................     1,400                 1,366,820
Companhia Paranaense, 9.75s,
  2005 (Uitilites -- Electric) .......     2,000                 2,007,500
Companhia Paranaense,
  9.75s, 2005 (Utilities --
   Electric) ## ......................     1,250                 1,253,725
Leasing Bank Boston/Brazil,,
  8.375s, 2004 (Finance) ## ..........       750                   753,750
Voto Votorantim Overseas
  Trading, 8.5s, 2005
  (Finance) ## .......................     2,750                 2,564,375
                                                              ------------
                                                              $ 31,106,693
                                                              ------------
Bulgaria -- 0.6%
Bulgaria National Republic,
  2.25s, 2012 ........................   $ 7,000              $  4,698,750
                                                              ------------
Canada -- 1.0%
CHC Helicopter Corp., 11.5s,
  2002 (Aerospace) ...................   $ 1,425              $  1,515,844
Repap New Brunswick, Inc.,
  10.625s, 2005 (Forest and
  Paper Products) ....................     1,800                 1,881,000
Gulf Canada Resources Ltd.,
  9.25s, 2004 (Oil Services) .........       400                   419,660
Rogers Cablesystems, Inc.,
  9.625s, 2002
  (Telecommunications) ...............       800                   854,000
Rogers Cablesystems, Inc.,
  10.125s, 2012
  (Telecommunications) ...............     1,500                 1,627,500
Rogers Cantel, Inc., 9.375s,
  2008 (Telecommunications)...........       800                   828,000
                                                              ------------
                                                              $  7,126,004
                                                              ------------
Denmark -- 0.8%
Danish Nykredit, 6s, 2026 ............DKK 20,919              $  2,999,388
Danish Nykredit, 7s, 2024 ............    20,373                 3,003,559
                                                              ------------
                                                              $  6,002,947
                                                              ------------
Ecuador -- 0.7%
Republic of Ecuador, 3.75s,
  2015 ...............................   $ 3,338              $  2,111,291
Republic of Ecuador, 3.5s,
  2025 ...............................     2,000                 1,087,600
Republic of Ecuador, 10.563s,
  2004## .............................     2,000                 1,990,000
                                                              ------------
                                                              $  5,188,891
                                                              ------------

                                             Principal Amount
Issuer                                         (000 Omitted)            Value
Foreign Bonds -- continued
Germany -- 1.3%
Germany Federal Republic, 6s,
  2007 .................................   DEM       6,923        $ 4,127,952
Germany Federal Republic,
  6.25s, 2006 ..........................             5,654          3,421,702
Treuhandanstalt, 6.625s,
  2003 .................................             3,795          2,300,897
                                                                  -----------
                                                                  $ 9,850,551
                                                                  -----------
Greece -- 0.6%
Fage Dairy Industries SA, 9s,
  2007 (Food and Beverage
  Products) ............................     $       4,500        $ 4,331,250
                                                                  -----------
Hong Kong -- 0.9%
Guangdong International,
  6.269s, 1998 (Finance) ...............     $       2,500        $ 2,443,750
Guangzhou Shen Superhighway
  Holdings, 10.25s, 2007
  (Construction)## .....................             5,000          4,100,000
                                                                  -----------
                                                                  $ 6,543,750
                                                                  -----------
India -- 0.3%
Power Finance Corp. Ltd.,
  7.5s, 2009 (Utilities) ## ............     $       2,000        $ 1,760,000
                                                                  -----------
Indonesia -- 0.2%
Indah Kiat Finance Mauritius
  Limited, 10s, 2007
  (Textiles) ...........................     $       1,750        $ 1,426,250
                                                                  -----------
Italy -- 0.8%
Republic of Italy, 5.75s, 2002 .........   ITL   5,110,000        $ 2,987,407
Republic of Italy, 7.75s, 2006 .........         4,385,000          2,915,001
                                                                  -----------
                                                                  $ 5,902,408
                                                                  -----------
Luxembourg -- 0.1%
Millicom International Cellular
  Communications Corp., 0s
  to 2001, 13.5s, 2006,
  (Telecommunications) .................     $         700        $   549,500
                                                                  -----------
Mexico -- 6.7%
Banco Nacional de
  Commerce, 8s, 2000
  (Bank) ...............................     $       2,500        $ 2,528,750
Empresas ICA Sociedad SA,
  11.875s, 2001
  (Construction) .......................             5,000          5,450,000
Grupo Industrial Durango SA
  De CV, 12s, 2001(Forest
  Products) ............................             2,750          2,994,063
Grupo Industrial Durango SA
  De CV, 12.625s, 2003
  (Forest Products) ....................             3,850          4,360,125


Foreign Bonds -- continued
Mexico -- continued
Sanluis Corporation SA De CV,
  8.875s, 2008
  (Mining) ## ..........................     $       3,500        $ 3,447,500
TFM SA De CV, 11.75s, 2009
  (Railroad) ...........................             2,500          1,610,900
United Mexican States, 6.25s,
  2019 .................................            11,250          9,437,813
United Mexican States,
  8.625s, 2008 .........................             4,500          4,477,500
United Mexican States, 11.5s,
  2026 .................................            11,000         13,233,000
United Mexican States, "B",
  6.617s, 2019 .........................             1,334          1,247,290
United Mexican States, "C",
  6.719s, 2019 .........................               333            311,355
United Mexican States, "D",
  6.75s, 2019 ..........................               917            857,395
                                                                  -----------
                                                                  $49,955,691
                                                                  -----------
New Zealand -- 1.8%
Government of New Zealand,
  8s, 2001 .............................   NZD       3,970        $ 2,220,948
Government of New Zealand,
  8s, 2004 .............................            15,890          9,149,028
Government of New Zealand,
  10s, 2002 ............................             3,345          2,009,334
                                                                  -----------
                                                                  $13,379,310
                                                                  -----------
Panama -- 1.2%
Republic of Panama, 7.875s,
  2002 .................................     $       3,500        $ 3,501,750
Republic of Panama, 8.25s,
  2008 .................................             1,000            987,500
Republic of Panama, 8.875s,
  2027 .................................             4,616          4,523,680
                                                                  -----------
                                                                  $ 9,012,930
                                                                  -----------
Philippines -- 0.7%
National Power, 7.625s, 2000
  (Utilities) ..........................     $       2,000        $ 1,937,000
Philippines Republic, 8.875s,
  2008 .................................             3,000          2,958,750
                                                                  -----------
                                                                  $ 4,895,750
                                                                  -----------
Russia -- 3.0%
CSFB Gazprom Note, 13.5s,
  2000 .................................     $       3,000        $ 2,995,200
Ministry of Finance, Russia,
  10s, 2007 ............................             1,000            962,500

                                      Principal Amount
Issuer                                  (000 Omitted)          Value
Foreign Bonds -- continued
Russia  -- continued
Russia Principal Loans,
  3.359s, 2020+ ..................   $20,750              $ 13,124,375
St. Petersburg Russia, 9.5s,
  2002## .........................     1,750                 1,626,345
Vnesheconombank USSR,
  6.719s, 2015## .................     5,000                 3,593,750
                                                          ------------
                                                          $ 22,302,170
                                                          ------------
United Kingdom -- 3.5%
Colt Telecom Group PLC, 0s
  to 2001, 12s, 2006,
  (Telecommunications) ...........   $   500              $    525,000
Colt Telecom Group PLC,
  8.875s, 2007
  (Telecommunications) ...........DEM  1,000                   607,412
Diamond Cable
  Communication Corp. PLC,
  0s to 2000, 11.75, 2005,
  (Telecommunications) ...........   $ 2,000                 1,590,000
Diamond Cable
  Communications Corp.
  PLC, 0s to 2002, 10.75,
  2007, (Telecommunications)......     2,000                 1,415,000
GPA PLC, 10.875s,
  2019(Airlines)+ ................       250                   281,645
Newsquest Capital PLC, 11s,
  2006 (Printing and
  Publishing) ....................       450                   504,000
United Kingdom Treasury,
  8.5s, 2005 .....................GBP  7,008                13,540,422
United Kingdom Treasury,
  9.75s, 2002 ....................     3,707                 7,038,517
                                                          ------------
                                                          $ 25,501,996
                                                          ------------
  Total Foreign Bonds ...............................     $248,752,376
                                                          ------------
  Total Bonds (Identified Cost, $653,115,122)             $676,735,205
                                                          ------------
Convertible Bond -- 0.2%
Mexico -- 0.2%
Empresas ICA Sociedad SA,
  5s, 2004 (Identified Cost
  $1,267,353) ....................   $ 1,500              $  1,155,000
                                                          ------------
                                      Shares
Stocks -- 0.1%
Ithaca Industries, Inc. (Apparel
  and Textiles)* .................    59,000              $    202,842
RJR Nabisco Holdings Corp.
  (Consumer Goods and Services)        6,908                   192,129
                                                          ------------
  Total Stocks (Identified Cost, $740,216) ..........     $    394,971
                                                          ------------



Preferred Stock -- 1.9%

                                       Shares          Value
CSC Holdings, Inc., 11.25s,
  (Telecommunications) ..........      58,279      $ 6,687,515
Long Island Lighting Co., 7s,
  (Electric Utilities) ..........     125,000        3,343,750
Primedia, Inc., 10s
  (Telecommunications) ..........       1,360          142,800
Supermarkets General
  Holdings Corp., $3.52
  (Supermarkets)* ...............      22,827          636,303
Time Warner, Inc., 10.25
  (Entertainment) ## ............       2,734        3,048,410
                                                   -----------
  Total Preferred Stock
    (Identified Cost, $10,609,182) ...........     $13,858,778
                                                   -----------
Rights
United Mexican States* expire
  06/30/03 (Identified Cost, $0).   4,475,000      $         0
                                                   -----------
Warrants
Globalstar Telecommunications
  LP Expire 2/15/04* ............       1,500      $   217,500
Orion Network Systems, Inc.,
  Expire 01/15/2007* ............       1,625           16,250
Orion Network Systems, Inc.,
  Expire 01/15/2007* ............         700           14,000
                                                   -----------
  Total Warrants (Identified Cost, $116,434)       $   247,750
                                                   -----------

Contingent Promissory
  Note  -- 1.3%
                                   Principal Amount
                                    (000 Omitted)
Cargill COLT (commodity
  option linked trading), due
  2002, (Illiquid)+ (Identified
  Cost $10,474,225)............       $10,000      $ 9,874,619
                                                   -----------
Short-Term Obligations
  -- 0.7%
CSFB Russia Note, due
  5/01/98 (Identified Cost,
  $5,000,000) .................       $ 5,000      $ 5,000,000
                                                   -----------

                                        Principal
                                         Amount
                                      (000 Omitted)         Value
Repurchase Agreement
  -- 3.0%
Goldman Sachs Group, LP
  dated 4/30/98 due 5/1/98,
  total to be received
  $22,465,437 (secured by
  various U.S. government
  securities is a jointly traded
  account), at cost. .............   $22,462           $ 22,462,000
                                                       ------------



Call Options Purchased
                                                Principal
                                                 Amount
                                              of Contracts
                                              (000 Omitted)
Japanese Government Bonds/
  June/104.247 ..........................     JPY   431,000    $     22,749
                                                               ------------
  Total Call Options Purchased
    (Premium Paid, $29,798) ...............................    $     22,749
  Total Investments
    (Identified Cost, $703,814,330) .......................    $729,751,072
                                                               ------------

Put Options Written

Description/Expiration Month/Strike Price

Japanese Government Bonds/
  June/100.00 ...........................     JPY   431,000    $     (6,034)
Canadian Dollars/July/1.43 ..............     CAD     8,482         (43,080)
Deutsche Marks/British
  Pounds/June/1.87 ......................     DEM    22,119         (25,150)
                                                               ------------
  Total Put Options Written
    (Premiums Received, $173,459) .........................    $    (74,264)
                                                               ------------
Call Options Written
Japanese Government Bonds/
  June/104.247 ............................   JPY   431,000    $     (5,603)
                                                               ------------
  Total Call Options Written
    (Premiums Received, $6,622) ...........................    $     (5,603)
                                                               ------------
Other Assets,
  Less Liabilities -- 1.0% ................................       7,189,527
                                                               ------------
Net Assets -- 100.0% ......................................    $736,860,732
                                                               ------------

*  Non-income producing security.
## SEC Rule 144A restriction.
+  Restricted security.
[dbldag] Payment in kind.


Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.


AUD = Australian Dollars
CAD = Canadian Dollars
CHF = Swiss Francs
DEM = Deutsche Marks
DKK = Danish Kroner
ESP = Spanish Pesetas
GBP = British Pounds
ITL = Italian Lire
JPY = Japanese Yen
NZD = New Zealand Dollars


                       See notes to financial statements

Statement of Assets and Liabilities -- April 30, 1998


Assets:
 Investments, at value (identified cost, $703,814,330) ...................................    $729,751,072
 Cash ....................................................................................         205,237
 Net receivable for forward foreign currency exchange contracts to sell ..................         263,657
 Receivable for investments sold .........................................................       7,719,540
 Interest and Dividends receivable .......................................................      13,772,409
 Other assets ............................................................................           6,430
                                                                                              ------------
   Total assets ..........................................................................    $751,718,345
                                                                                              ------------
Liabilities:
 Distributions payable ...................................................................         421,557
 Payable for investments purchased .......................................................      12,757,662
 Written options outstanding, at value (premiums received, $180,081) .....................          79,867
 Net payable for forward foreign currency exchange contracts to purchase .................         827,579
 Net payable for forward foreign currency exchange contracts closed or subject to master
  netting agreements .....................................................................         307,357
 Payable to affiliates -
  Management fee .........................................................................          12,962
  Shareholder servicing agent fee ........................................................          24,007
  Administrative fee .....................................................................             492
 Accrued expenses and other liabilities ..................................................         426,130
                                                                                              ------------
   Total liabilities .....................................................................    $ 14,857,613
                                                                                              ------------
Net assets ...............................................................................    $736,860,732
                                                                                              ============
Net assets consist of:
 Paid-in capital .........................................................................    $709,999,123
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................      25,174,719
 Accumulated net realized gain on investments and foreign currency transactions ..........       3,817,216
 Accumulated distributions in excess of net investment income ............................      (2,130,326)
                                                                                              ------------
   Total .................................................................................    $736,860,732
                                                                                              ============
Shares of beneficial interest outstanding (124,846,052 shares authorized less 31,965,700
  treasury shares) .......................................................................      92,880,352
                                                                                                ==========
Net asset value per share (net assets [divided by] shares of beneficial interest
  outstanding) ...........................................................................           $7.93
                                                                                                     =====

                       See notes to financial statements

Statement of Operations -- Six Months Ended April 30, 1998


Net investment income:
 Income --
 Interest ...................................................................    $ 31,075,803
 Dividends ..................................................................         205,122
                                                                                 ------------
   Total investment income ..................................................    $ 31,280,925
                                                                                 ------------

Expenses --
  Management fee ............................................................    $  2,920,950
  Commitment fee ............................................................          93,325
  Trustees' compensation ....................................................          86,410
  Custodian fee .............................................................         152,782
  Transfer and dividend disbursing agent fee ................................         144,047
  Administrative fee ........................................................          48,414
  Auditing fees .............................................................          26,230
  Legal fees ................................................................           8,983
  Postage ...................................................................          44,484
  Printing ..................................................................          26,373
  Registration fee ..........................................................         105,162
  Miscellaneous .............................................................         181,536
                                                                                 ------------
   Total expenses ...........................................................    $  3,838,696
  Fees paid indirectly ......................................................         (71,798)
                                                                                 ------------
   Net expenses .............................................................    $  3,766,898
                                                                                 ------------
    Net investment income ...................................................    $ 27,514,027
                                                                                 ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) --
   Investment transactions ..................................................    $  1,300,797
   Written option transactions ..............................................        (418,462)
   Foreign currency transactions ............................................       6,691,425
   Interest rate swaps ......................................................          64,509
                                                                                 ------------
    Net realized gain on investments and foreign currency transactions ......    $  7,638,269
                                                                                 ------------

  Change in unrealized appreciation (depreciation) --
   Investments ..............................................................    $  8,775,953
   Written options ..........................................................         721,643
   Translation of assets and liabilities in foreign currencies ..............      (4,277,690)
   Interest rate swaps ......................................................         (47,636)
                                                                                 ------------
    Net unrealized gain on investments ......................................    $  5,172,270
                                                                                 ------------
     Net realized and unrealized gain on investments and foreign currency ...    $ 12,810,539
                                                                                 ------------
      Increase in net assets from operations ................................    $ 40,324,566
                                                                                 ============

                       See notes to financial statements

Statement of Changes in Net Assets


                                                                                            Six Months Ended     Year Ended
                                                                                             April 30, 1998   October 31, 1997
                                                                                           ----------------- -----------------
Increase (Decrease) in net assets:
From operations --
 Net investment income ...................................................................   $  27,514,027     $  55,755,879
 Net realized gain on investments and foreign currency transactions ......................       7,638,269         1,779,630
 Net unrealized gain on investments and foreign currency transactions ....................       5,172,270         5,789,268
                                                                                             -------------     -------------
  Increase in net assets from operations .................................................   $  40,324,566     $  63,324,777
                                                                                             -------------     -------------
Distributions declared to shareholders --
 From net investment income ..............................................................   $ (27,113,252)    $ (57,910,460)
                                                                                             -------------     -------------
Trust share (principal) transactions --
 Net asset value of shares reacquired from shareholders ..................................   $     --          $ (21,646,951)
                                                                                             -------------     -------------
   Total increase (decrease) in net assets ...............................................   $  13,211,314     $ (16,232,634)
                                                                                             -------------     -------------
Net assets:
 At beginning of period ..................................................................     723,649,418       739,882,052
                                                                                             -------------     -------------
 At end of period (including accumulated distributions in excess of net investment income
  of $2,130,326 and $2,531,101, respectively) ............................................   $ 736,860,732     $ 723,649,418
                                                                                             =============     =============

                       See notes to financial statements

Financial Highlights


                                                                                Six Months
                                                                                   Ended
                                                                                 April 30,
                                                                                   1998
Per share data (for a share outstanding throughout each period):             ----------------
Net asset value --
 beginning of period .......................................................    $   7.79
                                                                                --------
Income from investment operations# --
 Net investment income[sec] ................................................    $   0.30
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions ....................................................        0.13
                                                                                --------
  Total from investment operations .........................................    $   0.43
                                                                                --------
Less distributions declared to shareholders
 From net investment income ................................................    $  (0.29
 From net realized gain on investments and foreign currency transactions ...       --
 From paid in capital ......................................................       --
                                                                                --------
  Total distributions declared to shareholders .............................    $  (0.29)
                                                                                --------
Net asset value -- end of period ...........................................    $   7.93
                                                                                ========
Per share market value -- end of period ....................................    $  7.063
 Total return ..............................................................       3.08%**
 Ratios (to average net assets)/Supplemental data[sec]
  Interest Expense .........................................................       --  %
  Other Expenses## .........................................................       1.06%*
  Net investment income ....................................................       7.56%*
 Portfolio turnover ........................................................         68%
 Net assets at end of period
  (000 omitted) ............................................................    $736,861
 Leverage analysis: ........................................................
  Debt outstanding at end of period (000 omitted) ..........................    $  --
  Average daily balance of debt outstanding (000 omitted) ..................    $  --
  Average daily number of shares outstanding (000 omitted) .................      92,880
  Average debt per share ...................................................    $  --
 *Annualized.
**Not annualized.
 #Per share data for the periods subsequent to October 31, 1993 are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser voluntarily waived a portion of their management fee for certain of the periods indicated. If the fee had been incurred by the Trust, the net investment income per share would have changed by less than $0.01 and the ratios would have been:
  Ratios (to average net assets)
   Expenses## ...............................................................
   Net investment income ....................................................



                                                                                              Year Ended October 31,
                                                                             ---------------------------------------------------
                                                                                  1997         1996          1995       1994
Per share data (for a share outstanding throughout each period):               --------      -------       --------   --------
Net asset value --
 beginning of period .......................................................   $   7.71      $   7.57      $   7.06   $   7.90
                                                                               --------      -------       --------   --------
Income from investment operations# --
 Net investment income[sec] ................................................   $   0.59      $   0.57      $   0.59   $   0.55
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions ....................................................       0.11          0.16          0.49      (0.82)
                                                                               --------      -------       --------   --------
  Total from investment operations .........................................   $   0.70      $   0.73      $   1.08   $  (0.27)
                                                                               --------      -------       --------   --------
Less distributions declared to shareholders
 From net investment income ................................................   $  (0.62)     $  (0.59)     $  (0.53)  $  (0.21)
 From net realized gain on investments and foreign currency transactions ...       --            --            --        (0.01)
 From paid in capital ......................................................       --            --           (0.04)     (0.35)
                                                                               --------      --------      --------   --------
  Total distributions declared to shareholders .............................   $  (0.62)     $  (0.59)     $  (0.57)  $  (0.57)
                                                                               --------      --------      --------   --------
Net asset value -- end of period ...........................................   $   7.79      $   7.71      $   7.57   $   7.06
                                                                               ========      ========      ========   ========
Per share market value -- end of period ....................................   $  7.125      $  7.125      $  6.500   $  6.125
 Total return ..............................................................      8.93%        19.32%        15.69%    (9.57)%
 Ratios (to average net assets)/Supplemental data[sec]
  Interest Expense .........................................................      0.18%         --  %         0.09%      0.08%
  Other Expenses## .........................................................      0.93%         1.11%         1.10%      1.06%
  Net investment income ....................................................      7.64%         7.49%         8.13%      7.51%
 Portfolio turnover ........................................................       172%          214%          189%       133%
 Net assets at end of period
  (000 omitted) ............................................................   $723,649      $739,882      $780,915   $829,356
 Leverage analysis: ........................................................
  Debt outstanding at end of period (000 omitted) ..........................   $   --        $   --        $   --     $ 90,000
  Average daily balance of debt outstanding (000 omitted) ..................   $ 18,854      $   --        $ 10,750   $  9,616
  Average daily number of shares outstanding (000 omitted) .................     93,951       100,810       108,970    117,774
  Average debt per share ...................................................   $   0.20      $   --        $   0.10   $   0.08
 *Annualized.
**Not annualized.
 #Per share data for the periods subsequent to October 31, 1993 are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser voluntarily waived a portion of their management fee for certain of the periods indicated. If the fee had been incurred by the Trust, the net investment income per share would have changed by less than $0.01 and the ratios would have been:
  Ratios (to average net assets)
   Expenses## ..............................................................                                  1.11%      1.07%
   Net investment income ...................................................                                  8.11%      7.50%

                       See notes to financial statements

                                                                               Year Ended October 31,
                                                                      -----------------------------------------
                                                                           1993          1992          1991
Per share data (for a share outstanding throughout each period):      ------------- ------------- -------------
Net asset value --
 beginning of period ................................................   $   7.69      $   7.93      $   7.54
                                                                        --------      --------      --------
 Net investment income[sec] .........................................   $   0.63      $   0.68      $   0.72
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions .....................................       0.31          --            0.90
                                                                        --------      --------      --------
  Total from investment operations ..................................   $   0.94      $   0.68      $   1.62
                                                                        --------      --------      --------
Less distributions declared to shareholders
 From net investment income .........................................   $  (0.51)     $  (0.65)     $  (0.70)
 From net realized gain on investments and foreign
  currency transactions .............................................      (0.17)         --            --
 In excess of net investment income and foreign currency
  transactions ......................................................      (0.05)         --            --
 From paid in capital ...............................................       --           (0.27)        (0.53)
                                                                        --------      --------      --------
  Total distributions declared to shareholders ......................   $  (0.73)     $  (0.92)     $  (1.23)
                                                                        --------      --------      --------
Net asset value -- end of period ....................................   $   7.90      $   7.69      $   7.93
                                                                        ========      ========      ========
Per share market value -- end of period .............................   $  7.375      $  7.625      $  7.750
 Total return .......................................................      6.49%        10.25%        36.98%
 Ratios (to average net assets)/Supplemental data[sec]
  Interest Expense ..................................................      0.08%         0.24%         0.23%
  Other Expenses ## .................................................      1.03%         1.11%         1.11%
  Net investment income .............................................      8.14%         8.69%         9.22%
 Portfolio turnover .................................................       415%          425%          740%
 Net assets at end of period
  (000 omitted) .....................................................   $947,314      $947,292      $968,813
 Leverage analysis: .................................................
  Debt outstanding at end of period (000 omitted) ...................   $   --        $   --        $   --
  Average daily balance of debt outstanding (000 omitted) ...........   $ 15,304      $ 39,230      $ 24,409
  Average daily number of shares outstanding (000 omitted) ..........    123,067       122,612       121,698
  Average debt per share ............................................   $   0.12      $   0.32      $   0.20
##For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser voluntarily waived a portion of their management fee for certain of the periods indicated. If the fee had been incurred by the Trust, the net investment income per share would have changed by less than $0.01 and the ratios would have been:
  Ratios (to average net assets)
   Expenses## ........................................................     1.06%         1.14%         1.13%
   Net investment income .............................................     8.11%         8.66%         9.20%



                                                                                 Year Ended October 31,
                                                                      ---------------------------------------------
                                                                           1990           1989            1988
Per share data (for a share outstanding throughout each period):      ------------- --------------- ---------------
Net asset value --
 beginning of period ................................................  $   8.66       $     9.01      $     8.81
                                                                        --------       --------        --------
 Net investment income[sec] .........................................  $   0.86       $     0.94      $     0.90
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions .....................................     (0.75)           (0.06)           0.53
                                                                        --------       ---------       --------
  Total from investment operations ..................................  $   0.11       $     0.88      $     1.43
                                                                        --------       ---------       --------
Less distributions declared to shareholders
 From net investment income .........................................  $  (0.79)      $    (1.11)     $    (0.74)
 From net realized gain on investments and foreign
  currency transactions .............................................       --              --              --
 In excess of net investment income and foreign currency
  transactions ......................................................       --              --              --
 From paid in capital ...............................................     (0.44)           (0.12)          (0.49)
                                                                        --------       ---------       ---------
  Total distributions declared to shareholders ......................  $  (1.23)      $    (1.23)     $    (1.23)
                                                                        --------       ---------       ---------
Net asset value -- end of period ....................................  $   7.54       $     8.66      $     9.01
                                                                        ========       =========       =========
Per share market value -- end of period .............................  $  6.625       $    9.000      $   10.000
 Total return .......................................................  (14.08)%            2.68%          24.57%
 Ratios (to average net assets)/Supplemental data[sec]
  Interest Expense ..................................................     0.45%             -- %            -- %
  Other Expenses ## .................................................     1.19%            1.23%           1.12%
  Net investment income .............................................    10.61%           10.90%           9.96%
 Portfolio turnover .................................................      365%             423%            159%
 Net assets at end of period
  (000 omitted) .....................................................  $917,522       $1,056,536      $1,086,400
 Leverage analysis: .................................................
  Debt outstanding at end of period (000 omitted) ...................  $    --        $     --        $     --
  Average daily balance of debt outstanding (000 omitted)              $ 43,956       $     --        $     --
  Average daily number of shares outstanding (000 omitted) ..........   122,431             --              --
  Average debt per share ............................................  $   0.36       $     --        $     --
##For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser voluntarily waived a portion of their management fee for certain of the periods indicated. If the fee had been incurred by the Trust, the net investment income per share would have changed by less than $0.01 and the ratios would have been:
  Ratios (to average net assets)
  Expenses## ........................................................     1.23%
  Net investment income .............................................    10.57%

                       See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Multimarket Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices.

Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements -- The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- The Trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

Futures Contracts -- The Trust may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Trust is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Trust each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Trust. The Trust's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Should interest or exchange rates move unexpectedly, the Trust may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements -- The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for hedging purposes i.e., to reduce its exposure to interest and foreign exchange rate fluctuations.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The Trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Trust at a future date, usually beyond customary settlement time.

The Trust invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

Fees Paid Indirectly -- The Trust's custody fee is calculated as a percentage of the Trust's average net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Trust files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At April 30, 1998, the Trust, for federal income tax purposes, had a capital loss carryforward of $3,630,601 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2003.

(3) Transactions with Affiliates

Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.34% of average daily net assets and 5.40% of investment income.

Administrator -- The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following annual percentages of the Trust's average daily net assets:


  First $1 billion ..................     0.0150%
  Next $1 billion ...................     0.0125%
  Next $1 billion ...................     0.0100%
  In excess of $3 billion ...........     0.0000%

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $25,660 for the six months ended April 30, 1998.

Transfer Agent -- MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                   Purchases           Sales
                                                                ---------------   ---------------
      U.S. government securities ............................    $163,156,027      $159,966,618
                                                                 ============      ============
      Investments (non-U.S. government securities) ..........    $317,617,211      $328,641,081
                                                                 ============      ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:


      Aggregate cost ......................................    $703,814,330
                                                               ============
      Gross unrealized appreciation .......................      33,478,298
      Gross unrealized depreciation .......................    $ (7,541,556)
                                                               ------------
       Net unrealized appreciation (depreciation) .........    $ 25,936,742
                                                               ============

(5) Shares of Beneficial Interest

The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:


                                              Six Months Ended                  Year Ended
                                               April 30, 1998                October 31, 1997
                                            ---------------------   -----------------------------------
                                             Shares      Amount          Shares             Amount
                                            --------   ----------   ---------------   -----------------
     Treasury shares reacquired .........     --        $  --          (3,052,100)      $ (21,646,951)
                                              --        ---------      ----------       -------------
      Net decrease ......................     --        $  --          (3,052,100)      $ (21,646,951)
                                              ==        =========      ==========       =============

(6) Line of Credit

The Trust entered into an agreement for an unsecured line of credit with several banks which allowed the Trust to borrow up to $150 million to invest in accordance with the investment practices of the Trust. Interest rates on the amounts borrowed vary depending upon the source and are based upon either the bank's base rate, the bank's adjusted certificate of deposit rate, or the Eurodollar rate. The commitment fee allocated to the Trust for the period ended April 30, 1998, was $93,325. There were no loans outstanding during the period ended April 30, 1998.

(7) Financial Instruments

The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
---------------------------

                                                         1998 Calls                           1998 Puts
                                             -----------------------------------   --------------------------------
                                              Principal Amounts                     Principal Amounts
                                                 of Contracts                         of Contracts
                                                (000 Omitted)         Premiums        (000 Omitted)       Premiums
                                             -------------------   -------------   ------------------   -----------
Outstanding, beginning of period
  Swiss Francs/Deutsche Marks ............          22,128          $  154,313              --           $   --
Options written
  Japanese Government Bonds ..............         431,000               6,622           431,000           14,568
  Canadian Dollars .......................            --                  --               8,482           31,734
  Deutsche Marks/British Pounds ..........            --                  --              22,119          127,157
Options terminated in closing transactions
  Swiss Francs/Deutsche Marks ............         (22,128)           (154,313)             --               --
                                                                    ----------                          ---------
Outstanding, end of period ...............                          $    6,622                           $173,459
                                                                    ----------                          ---------
Outstanding, end of period consist of:
  Japanese Government Bonds ..............         431,000          $    6,622           431,000         $ 14,568
  Canadian Dollars .......................            --                  --               8,482           31,734
  Deutsche Marks/British Pounds ..........            --                  --              22,119          127,157
                                                                    ----------                          ---------
Outstanding, end of period ...............                          $    6,622                           $173,459
                                                                    ----------                          ---------

At April 30, 1998, the Trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
-------------------------------------------

                                                                                                    Net Unrealized
                                            Contracts to                            Contracts       Appreciation
              Settlement Date               Deliver/Receive     In Exchange for     at Value        (Depreciation)
-------------------------------------------------------------------------------------------------------------------
Sales         05/15/98 ..........   AUD           5,309,430        $ 3,558,061       $ 3,457,032      $  101,029
              05/15/98 ..........   CAD           3,456,601          2,408,781         2,418,283          (9,502)
              05/15/98 ..........   DEM          37,228,778         20,929,277        20,758,843         170,434
              05/15/98 ..........   DKK          51,627,362          7,589,156         7,584,576           4,580
              05/15/98 ..........   GBP             101,837            167,235           170,119          (2,884)
                                                                   -----------       -----------      ----------
                                                                   $34,652,510       $34,388,853      $  263,657
                                                                   ===========       ===========      ==========
Purchases     05/15/98 ..........   CAD           5,020,175        $ 3,558,061       $ 3,512,179         (45,882)
              05/15/98 ..........   CHF          20,224,068         14,287,884        13,499,889        (787,995)
              05/15/98 ..........   DKK           1,971,923            288,512           288,280            (232)
              05/15/98 ..........   ESP       1,683,885,445         11,218,424        11,054,708        (163,716)
              05/15/98 ..........   GBP           5,411,256          8,882,654         9,039,514         156,860
              05/15/98 ..........   NZD           6,342,182          3,496,128         3,509,514          13,386
                                                                   -----------       -----------      ----------
                                                                   $41,731,663       $40,904,084      $ (827,579)
                                                                   ===========       ===========      ==========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $327,064 with Deutsche Bank, $919,848 with C.S. First Boston, and a net receivable of $330,711 with Bankers Trust, $170,155 with Merrill Lynch, and $500,407 with Smith Barney at April 30, 1998. Closed forward foreign currency exchange contracts excluded above amount to a net payable of $109,724 with Goldman Sachs and a net receivable of $8,330 with Merrill Lynch and $39,676 with Salomon Brothers.

At April 30, 1998, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

(9) Restricted Securities

The Trust may invest not more than 10% of its net assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 1998, the Trust owned the following restricted securities (constituting 3.9% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.


                                             Date of          Share
Description                                Acquisition       Amount           Cost            Value
-------------------------------------------------------------------------------------------------------
Cargill, Inc. 2002 ....................       8/29/97      10,000,000     $10,474,225      $ 9,874,619
George Town Real Estate Ltd.
 5.9s, 2007 ...........................      12/20/96       4,000,000       4,000,000        4,120,000
GPA PLC 10.875s, 2019 .................       3/13/96         250,000         250,000          281,645
Russia Principal Loan
 3.359s, 2020 .........................      12/12/97      20,750,000      12,149,773       13,124,375
Merrill Lynch Mortgage
 Investors, Inc. 8.160s, 2022 .........       6/22/96       1,200,000         831,750        1,145,438
UDC Homes, Inc. Trust 14.5s,
 2000 .................................       4/30/93          29,000          14,650           16,115
                                                                                           -----------
                                                                                           $28,562,192
                                                                                           ===========

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of MFS Multimarket Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Multimarket Income Trust, including the schedule of portfolio investments as of April 30, 1998, and the related statement of operations for the six month period ended April 30, 1998, the statement of changes in net assets for the six month period ended April 30, 1998 and for the year ended October 31, 1997, and the financial highlights for the six month period ended April 30, 1998 and for each of the four years in the period ended October 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods prior to the year ended October 31, 1994 indicated herein, were audited by other auditors whose report dated December 17, 1993 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Multimarket Income Trust at April 30, 1998, the results of its operations for the six month period ended April 30, 1998, the changes in its net assets for the six month period ended April 30, 1998 and for the year ended October 31, 1997, and the financial highlights for the six month period ended April 30, 1998 and for each of the four years in the period ended October 31, 1997, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP



Boston, Massachusetts
June 5, 1998

MFS(R) Multimarket Income Trust

Trustees
Richard B. Bailey* (2)
Private Investor; Former Chairman and
Director (until 1991), MFS Investment
Management


Peter G. Harwood(1)
Private Investor

J. Atwood Ives(2)
Chairman and Chief Executive Officer,
Eastern Enterprises
(diversified services company)


Lawrence T. Perera(2)
Partner, Hemenway & Barnes
(attorneys)


William J. Poorvu(1)
Adjunct Professor, Harvard University
Graduate School of Business
Administration


Charles W. Schmidt(1)
Private Investor

Arnold D. Scott*
Senior Executive Vice President,
Director, and Secretary,
MFS Investment Management


Jeffrey L. Shames*
Chairman, Chief Executive
Officer, and Director, MFS Investment
Management


Elaine R. Smith(1)
Independent Consultant


David B. Stone(1)(2)
Chairman and Director,
North American
Management Corp.
(investment advisers)

Portfolio Manager
James T. Swanson*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar, and Dividend
Disbursing Agent
State Street Bank and
Trust Company
c/o MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Independent Auditors
Ernst & Young LLP

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741

*   Affiliated with the Investment Adviser.
(1) Member of Audit Committee.
(2) Member of Portfolio Trading Committee.


[recycle symbol] This report is printed on recycled paper.      MMTCE-3 6/98 89M